Exhibit 10.1

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES RELYING UPON ONE OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL SECURITIES LAWS PURSUANT TO SECTION 4(2) OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND/OR RULE 506 OF REGULATION D (“REGULATION D”) AS PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) UNDER THE SECURITIES ACT AND IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE SECURITIES ACT.

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

PRIVATE PLACEMENT SUBSCRIPTION
FOR ACCREDITED IVNESTRORS AND NON U.S. SUBSCRIBERS

TAKUNG ART CO., LTD

PRIVATE PLACEMENT

INSTRUCTIONS TO SUBSCRIBER:

COMPLETE the information on page 2 of this Subscription Agreement.

FAX a copy of page 2 of this Subscription Agreement to TAKUNG ART CO., LTD c/o Sichenzia Ross Friedman Ference LLP, Attention Benjamin Tan, Esq. at  +1 (212) 930 9725.

COURIER the originally executed copy of the entire Subscription Agreement to TAKUNG ART CO., LTD c/o Sichenzia Ross Friedman Ference LLP:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor,

New York, NY 1006

Attention: Benjamin Tan, Esq.

TAKUNG ART CO., LTD
PRIVATE PLACEMENT

The Subscriber hereby irrevocably subscribes for, and on Closing will purchase from the Company, the following securities at a price of US$1.58 per share of common stock, par value $0.001 (“Share”) for a total subscription proceeds of US$_____ (“Subscription Proceeds”):

______________ Shares

EXECUTED by the Subscriber this _______ day of______________, 2015. By executing this Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting is resident in the jurisdiction shown as the "Address of the Subscriber". The address of the Subscriber will be accepted by the Company as a representative as to the address of residency for the Subscriber.

EXECUTION BY SUBSCRIBER

X
Signature of Subscriber

Name:

Address:

ACCEPTED this ___ day of _______ 2015

TAKUNG ART CO., LTD

Authorized signatory

By signing this acceptance, the Company agrees to be bound by all representations, warranties, covenants and agreements on page 11 hereof.

This Subscription Agreement and Investor Questionnaire may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement and Investor Questionnaire by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement and Investor Questionnaire as of the date hereinafter set forth.

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THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES RELYING UPON ONE OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL SECURITIES LAWS PURSUANT TO SECTION 4(2) OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND/OR RULE 506 OF REGULATION D (“REGULATION D”) AS PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) UNDER THE SECURITIES ACT AND IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE SECURITIES ACT.

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

PRIVATE PLACEMENT SUBSCRIPTION
(Accredited Investors and Non U.S. Subscribers Only)

TO:	TAKUNG ART CO., LTD (the "Company")

Flat/RM 03-04 20/F Hutchison House

10 Harcourt Road, Central, Hong Kong

Purchase of Shares

1.             SUBSCRIPTION

1.1           The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of common shares of the Company's common stock (the "Shares") as set out on page 2 of this Subscription Agreement at a price of US$1.58 per Share (such subscription and agreement to purchase being the "Subscription"), for the total subscription price as set out on page 2 of this Subscription Agreement (the "Subscription Proceeds"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2           The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Shares. Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company. This offering is not subject to any minimum offering but a maximum offering of $1,896,000.

1.3           Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful currency of the United States of America.

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2.             PAYMENT

2.1           The Subscription Proceeds must accompany this Subscription Agreement and shall be wired to the following escrow account and be in immediately available funds in U.S. dollars:

Wire to:	Citibank

153 East 53rd Street

23rd Floor

New York, NY 10022

A/C of Sichenzia Ross Friedman Ference LLP

A/C#: 4974921703

ABA#: 021000089

SWIFT Code: CITIUS33

Ref: Takung Art Co., Ltd/ (Name of Subscriber)

The Subscriber agrees that the escrow agent shall have no accountability or obligations to the Subscriber whatsoever, and acknowledges that the escrow agent is accountable only to the Company. The Subscriber agrees that when the Subscription Proceeds are deposited in the escrow account, the escrow agent’s only duty shall be to deliver the Subscription Proceeds to the Company or its designees, all solely according to payment instructions submitted by the Company and (the “Payment Instructions”), and the escrow agent shall require no further instructions from the Subscriber in delivering the same to the Company or its designees. In the event the Company rejects this subscription in whole or in part, the escrow agent shall return the Subscription Proceeds directly to the Subscriber without interest or deduction there from.

2.2           The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held by the Company's lawyers on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason within 60 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement without interest or deduction.

2.3           Where the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company.

2.4           The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement, including the attached completed Questionnaire.

2.5           The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

3.             CLOSING

3.1           Closing of the purchase and sale of the Shares shall occur on or before October 21 (date), 2015, or unless extended, on or before November 21, 2015 or on such other date as may be determined by the Company in its sole discretion (the "Closing Date"). The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the "Offering") before or after the Closing Date. The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefore at any time on or prior to the Closing Date

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3.2            On each Closing Date (as defined herein), the Company shall irrevocably instruct its transfer agent to deliver to the Subscriber one or more stock certificates bearing the restrictive legends described below, evidencing the number of Shares the Subscriber is purchasing as is set forth on page 2 of this Agreement within two (2) business days after the Closing Date (the “Subscribed Shares”).

4.             ACKNOWLEDGEMENTS OF SUBSCRIBER

4.1           The Subscriber acknowledges and agrees that:

(a)   none of the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state and provincial securities laws;

(b)   the Company will refuse to register any transfer of any of the Shares not made in accordance with the provisions of Regulation S or Regulation D, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

(c)   the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of information regarding the Company provided by the Company to the Subscriber (the "Company Information");

(d)   the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

(e)   the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at  its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(f)   by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

(g)   the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Investor Questionnaire and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement and the Investor Questionnaire;

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(h)   the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)   the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(j)   the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to the applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)   any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(ii)   applicable resale restrictions;

(k)   the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(l)   the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(m)   none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the expiration of a period of one year after the date of original issuance of the Shares;

(n)   the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S and Regulation D, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act;

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(o)   none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

(p)   neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

(q)   no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(r)   there is no government or other insurance covering any of the Shares; and

(s)   this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

5.             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

5.1            The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

(a)   the Subscriber is not a U.S. Person (as defined herein);

(b) the Subscriber is (i) an “Accredited Investor”, as the term is defined in Rule 501(a) of the Securities Act, or (ii) a sophisticated non-accredited investor, as more completely set forth on the Investor Questionnaire attached hereto, which is incorporated by reference as if more fully set forth herein. The Subscriber shall submit to the Company such further assurances of accredited or sophisticated status as may reasonably be requested by the Company.

(c)   the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person (as defined herein);

(d)   the Subscriber is resident in the jurisdiction set out on page 2 of this Subscription Agreement;

(e)   the Subscriber:

(i)   is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Shares,

(ii)   is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)   acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Shares, and

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(iv)   represents and warrants that the acquisition of the Shares by the Subscriber does not trigger:

A.   any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.   any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(f)   the Subscriber is acquiring the Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons (as defined herein);

(g)   the Subscriber is outside the United States when receiving and executing this Subscription Agreement and Investor Questionnaire;

(h)   the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the Securities Act and in each case only in accordance with applicable state securities laws;

(i)   the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(j)   the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and Investor Questionnaire and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement and Investor Questionnaire on behalf of the Subscriber;

(k)   the entering into of this Subscription Agreement and Investor Questionnaire and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

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(l)   the Subscriber has duly executed and delivered this Subscription Agreement and Investor Questionnaire and they constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(m)   the Subscriber has received and carefully read this Subscription Agreement, Company Information and Investor Questionnaire;

(n)   the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, (iv) has not made an overall commitment to investments which are not readily marketable and which are disproportionate so as to cause such overall commitment to become excessive and (v) can afford the complete loss of such investment;

(o)   the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and the Subscriber is providing evidence of knowledge and experience in these matters through the information requested herein;

(p) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(q)   the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(r)   the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

(s)   the Subscriber is not an underwriter of, or dealer in, the shares of the Company's common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(t)   the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Shares and the Company;

(u)   if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(v)   the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

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(w)   no person has made to the Subscriber any written or oral representations:

(i)   that any person will resell or repurchase any of the Shares,

(ii)   that any person will refund the purchase price of any of the Shares,

(iii)   as to the future price or value of any of the Shares, or

(iv)   that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system; and

(x)   the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription Agreement, Investor Questionnaire and such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as a qualified investor.

(y) the Subscriber has consulted with such independent legal counsel or other advisers as the Subscriber has deemed appropriate to assist the undersigned in evaluating the proposed investment in the Shares. By accepting these documents, the Subscriber agrees that the information contained herein, and in all related and ancillary documents, shall be kept confidential (except as may be properly disclosed to the Subscriber’s counsel, accountants, and investment representatives, if any, to which disclosure is made in connection with an evaluation of whether to invest in the Shares) and will not be reproduced, made available or accessible, or used for any other purpose other than in connection with considering the purchase of the Shares or as required by law or order of a court of competent jurisdiction. The Subscriber agrees that it and its representatives shall not use, and will not permit the use of, all of the information in the Private Placement Memorandum in a manner or for a purpose detrimental to the Company. The Subscriber acknowledges that until public announcement, the terms and existence of this Subscription Agreement may be deemed material non-public information under the Securities Exchange Act of 1934, and shall govern its activities accordingly.

(z) if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issuance of the Shares.

5.2            In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the Securities Act and for the purpose of the Subscription Agreement includes any person in the United States.

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6.             ACKNOWLEDGEMENT AND WAIVER

6.1           The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the Company Information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

6.2           The Subscriber further understands that it is purchasing all such Shares without being furnished a prospectus setting forth all of the information that may be required to be furnished under applicable securities laws in a registered public offering and, as a consequence, certain protections, rights and remedies provided in applicable securities legislation, including statutory rights of rescission or damages, may not be available to it.

7.             REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

7.1           The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

8.             RESALE RESTRICTIONS

8.1           The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the Securities Act or the securities laws of any state of the United States. None of the Shares may be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

9.             LEGENDING AND REGISTRATION OF SUBJECT SECURITIES

9.1           The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

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9.2             The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

10.             COLLECTION OF PERSONAL INFORMATION

10.1            The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber's personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent and (c) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement and Investor Questionnaire, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

11.             Registration of Shares

11.1            The Company undertakes and agrees with the Subscriber, that the Company will file a “resale” registration statement on Form S-1 (the “Registration Statement”) covering the Shares not later than 45 days after the Closing Date and shall use its commercially reasonable efforts to have it declared effective within 150 days after Closing. In the event of a full review of the Registration Statement by the Securities and Exchange Commission (“SEC”), the required effective date will be extended by 30 days. All shares sold in this Offering will be included in such Registration Statement. The Company will use its commercially reasonable efforts to secure the effectiveness of the Registration Statement as promptly as practicable. Unless otherwise directed by the Subscriber, the Shares issued to the Subscriber in this Offering will be included on the Registration Statement. Such registration shall be without cost to the Subscriber, except if the Subscriber desires to obtain its own counsel, in which case the fees of such counsel shall be paid by the Subscriber. Once the Registration Statement is declared effective, the Company will not be required to maintain the effectiveness of such Registration Statement once all or a majority of the Shares registered become eligible for sale under Rule 144 or another exemption from the registration requirements.

11.2            If (a) the Registration Statement is not filed on time or (b) the Registration Statement is not effective on the sooner of (i) three (3) days after the SEC states that there will be no review or (ii) three (3) days after the SEC states that the SEC has no further comments, or (c) upon the occurrence of other registration default, the Company shall pay liquidated damages of 1% of the Subscription Proceeds per each 30- day period or part thereof for any registration default, but such liquidated damages shall not exceed 5% of the Subscription Proceeds. Such damages shall be paid in additional shares of common stock priced at the Offering for the Shares.

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11.3            In the event the SEC does not permit the Company to register all of the Shares in the Registration Statement because of the SEC’s application of Rule 415, the number of Shares to be registered on such Registration Statement will be accordingly reduced by the relevant number of shares owned by all the subscribers in the Offering applied on a pro-rata basis.

12.             COSTS

12.1            The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

13.             GOVERNING LAW

13.1            This Subscription Agreement is governed by the laws of the State of New York and the federal laws of the United States applicable thereto. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of New York.

14.             SURVIVAL

14.1            This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

15.             ASSIGNMENT

15.1            This Subscription Agreement is not transferable or assignable.

16.             SEVERABILITY

16.1            The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

17.             ENTIRE AGREEMENT

17.1            Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

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18.             NOTICES

18.1            All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 2 and notices to the Company shall be directed to it at the first page of this Subscription Agreement.

19.             COUNTERPARTS AND ELECTRONIC MEANS

19.1            This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

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IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has executed this Agreement on the date their signature has been subscribed and sworn to below.

DATED as of this day of , 2015.

Name (full legal name of Subscriber):
(print name of subscriber)

Address of Subscriber:

(address, including postal code)

(telephone number)

(facsimile number, if any)

(e-mail address)

By:

(signature)

(if corporation, print name of authorized signatory)

(official capacity)

(social security number or federal corporate/business account number)

ACCEPTED as of the day of , 2015.

TAKUNG ART CO., LTD

By:		Shares Issued:
Name:	Di Xiao
Title:	Chief Executive Officer

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